Exhibit 99.1
PRESS RELEASE

FTAI Infrastructure Inc. Reports Second Quarter 2025 Results, Declares Dividend of $0.03 per Share of Common Stock

NEW YORK, August 7, 2025 (GLOBE NEWSWIRE) -- FTAI Infrastructure Inc. (NASDAQ:FIP) (the “Company” or “FTAI Infrastructure”) today reported financial results for the second quarter 2025. The Company’s consolidated comparative financial statements and key performance measures are attached as an exhibit to this press release.

Financial Overview

(in thousands, except per share data)
Selected Financial Results	Q2’25
Net Loss Attributable to Stockholders	$(79,816)
Basic and Diluted Loss per Share of Common Stock	$(0.73)
Adjusted EBITDA (1)	$45,916
Adjusted EBITDA - Four core segments (1)(2)	$52,642
_______________________________
(1)For definitions and reconciliations of non-GAAP measures, please refer to the exhibit to this press release.
(2)Excludes Sustainability and Energy Transition and Corporate and Other segments.
Second Quarter 2025 Dividends
On August 7, 2025, the Company’s Board of Directors (the “Board”) declared a cash dividend on its common stock of $0.03 per share for the quarter ended June 30, 2025, payable on September 8, 2025 to the holders of record on August 25, 2025.
Business Highlights
•Agreed to acquire the Wheeling & Lake Erie Railway, one of the largest regional railroads in the U.S., for cash consideration of $1.05 billion.
•Plan to refinance existing 10.50% senior notes and Series A preferred stock simultaneously with the closing of the acquisition.
•Closed financing of $300 million of tax-exempt debt at Repauno at average coupons of 6.50%; construction of phase 2 infrastructure fully underway.
Additional Information
For additional information that management believes to be useful for investors, please refer to the presentation posted on the Investor Relations section of the Company’s website, www.fipinc.com, and the Company’s Quarterly Report on Form 10-Q, when available on the Company’s website. Nothing on the Company’s website is included or incorporated by reference herein.
Conference Call
In addition, management will host a conference call on Friday, August 8, 2025 at 8:00 A.M. Eastern Time. The conference call may be accessed by registering via the following link https://register-conf.media-server.com/register/BI4b5e32e58cb742c48f06db1ac56e9de4. Once registered, participants will receive a dial-in and unique pin to access the call.
A simultaneous webcast of the conference call will be available to the public on a listen-only basis at www.fipinc.com. Please allow extra time prior to the call to visit the site and download the necessary software required to listen to the internet broadcast.
A replay of the conference call will be available after 11:30 A.M. on Friday, August 8, 2025 through 11:30 A.M. on Friday, August 15, 2025 on https://ir.fipinc.com/news-events/events.
The information contained on, or accessible through, any websites included in this press release is not incorporated by reference into, and should not be considered a part of, this press release.

About FTAI Infrastructure Inc.
FTAI Infrastructure primarily invests in critical infrastructure with high barriers to entry across the rail, ports and terminals, and power and gas sectors that, on a combined basis, generate strong and stable cash flows with the potential for earnings growth and asset appreciation. FTAI Infrastructure is externally managed by an affiliate of Fortress Investment Group LLC, a leading, diversified global investment firm.
Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond the Company’s control. The Company can give no assurance that its expectations will be attained and such differences may be material. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available on the Company’s website (www.fipinc.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. This release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.
For further information, please contact:
Alan Andreini
Investor Relations
FTAI Infrastructure Inc.
(646) 734-9414
aandreini@ftaiaviation.com

Exhibit - Financial Statements
FTAI INFRASTRUCTURE INC.
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Dollar amounts in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenues
Total revenues	$122,286	$84,887	$218,447	$167,422

Expenses
Operating expenses	74,435	61,225	141,480	125,800
General and administrative	3,862	2,840	8,975	7,701
Acquisition and transaction expenses	8,704	921	12,219	1,847
Management fees and incentive allocation to affiliate	3,680	2,776	6,222	5,777
Depreciation and amortization	33,998	20,163	59,010	40,684
Asset impairment	4,401	—	4,401	—
Total expenses	129,080	87,925	232,307	181,809

Other (expense) income
Equity in (losses) earnings of unconsolidated entities	(1,995)	(12,788)	3,319	(24,690)
(Loss) gain on sale of assets, net	—	(150)	119,828	(163)
Loss on modification or extinguishment of debt	(4,066)	(9,170)	(4,073)	(9,170)
Interest expense	(59,204)	(29,690)	(102,316)	(57,283)
Other income	3,052	6,963	6,745	9,328
Total other (expense) income	(62,213)	(44,835)	23,503	(81,978)
(Loss) income before income taxes	(69,007)	(47,873)	9,643	(96,365)
Provision for (benefit from) income taxes	952	267	(40,562)	2,072
Net (loss) income	(69,959)	(48,140)	50,205	(98,437)
Less: Net loss attributable to non-controlling interests in consolidated subsidiaries	(11,100)	(11,400)	(22,501)	(22,090)
Less: Dividends and accretion of redeemable preferred stock	20,957	17,610	42,798	34,585
Net (loss) income attributable to stockholders	$(79,816)	$(54,350)	$29,908	$(110,932)

Net (loss) income attributable to common stockholders	$(83,898)	$(54,350)	$24,359	$(110,932)

(Loss) earnings per share:
Basic	$(0.73)	$(0.52)	$0.21	$(1.06)
Diluted	$(0.73)	$(0.52)	$0.21	$(1.06)
Weighted average shares outstanding:
Basic	114,880,817	105,039,831	114,491,338	104,612,209
Diluted	114,880,817	105,039,831	115,260,452	104,612,209

FTAI INFRASTRUCTURE INC.
CONSOLIDATED BALANCE SHEETS (Unaudited)
(Dollar amounts in thousands, except share and per share data)

	(Unaudited)
	June 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$33,626	$27,785
Restricted cash and cash equivalents	414,637	119,511
Accounts receivable, net	68,150	52,994
Other current assets	22,632	19,561
Total current assets	539,045	219,851
Leasing equipment, net	37,195	37,453
Operating lease right-of-use assets, net	66,749	67,937
Property, plant, and equipment, net	3,232,712	1,653,468
Investments	17,730	12,529
Intangible assets, net	45,223	46,229
Goodwill	401,229	275,367
Other assets	67,077	61,554
Total assets	$4,406,960	$2,374,388

Liabilities
Current liabilities:
Accounts payable and accrued liabilities	$223,498	$176,425
Debt, net	82,754	48,594
Operating lease liabilities	7,268	7,172
Derivative liabilities	30,443	—
Other current liabilities	18,801	18,603
Total current liabilities	362,764	250,794
Debt, net	3,001,609	1,539,241
Operating lease liabilities	59,635	60,893
Derivative liabilities	138,340	—
Other liabilities	68,692	67,104
Total liabilities	3,631,040	1,918,032

Commitments and contingencies	—	—

Redeemable preferred stock Series A ($0.01 par value per share; 200,000,000 total preferred shares authorized; 300,000 Series A shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively; redemption amount of $435.5 million and $431.8 million at June 30, 2025 and December 31, 2024, respectively)	397,652	381,218
Redeemable convertible preferred stock Series B ($0.01 par value per share; 200,000,000 total preferred shares authorized; 160,000 Series B shares issued and outstanding as of March 31, 2025; redemption amount of $192.0 million at June 30, 2025)	152,642	—

Equity
Common stock ($0.01 par value per share; 2,000,000,000 shares authorized; 115,087,817 and 113,934,860 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively)	1,151	1,139
Additional paid in capital	724,514	764,381
Accumulated deficit	(333,112)	(405,818)
Accumulated other comprehensive loss	(17,084)	(157,051)

Stockholders' equity	375,469	202,651
Non-controlling interest in equity of consolidated subsidiaries	(149,843)	(127,513)
Total equity	225,626	75,138
Total liabilities, redeemable preferred stock and equity	$4,406,960	$2,374,388

FTAI INFRASTRUCTURE INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(Dollar amounts in thousands, unless otherwise noted)

	Six Months Ended June 30,
	2025	2024
Cash flows from operating activities:
Net income (loss)	$50,205	$(98,437)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Equity in (earnings) losses of unconsolidated entities	(3,319)	24,690
Gain on sale of subsidiaries	(119,952)	—
Loss on sale of assets, net	124	163
Loss on modification or extinguishment of debt	4,073	9,170
Equity-based compensation	2,163	4,139
Depreciation and amortization	59,010	40,684
Asset impairment	4,401	—
Change in deferred income taxes	(41,298)	1,493
Amortization of deferred financing costs	5,218	4,570
Amortization of bond discount	5,459	2,898
Amortization of other comprehensive income	(4,732)	—
Paid-in-kind interest expense	897	—
Provision for credit losses	195	514
Change in:
Accounts receivable	(2,988)	3,255
Other assets	2,540	(3,040)
Accounts payable and accrued liabilities	15,593	(12,787)
Derivative liabilities	(66,178)	—
Other liabilities	(2,283)	1,218
Net cash used in operating activities	(90,872)	(21,470)

Cash flows from investing activities:
Investment in unconsolidated entities	(12,585)	(1,639)
Acquisition of business, net of cash acquired	226,628	—
Acquisition of leasing equipment	(564)	(1,204)
Acquisition of property, plant and equipment	(148,319)	(27,420)
Proceeds from investor loan	11,001	—
Investment in promissory notes and loans	—	(17,500)
Investment in equity instruments	—	(5,000)
Proceeds from sale of property, plant and equipment	2,198	111
Net cash provided by (used in) investing activities	78,359	(52,652)

Cash flows from financing activities:
Proceeds from debt, net	494,074	449,689
Repayment of debt	(126,102)	(242,001)
Payment of financing costs	(21,545)	(10,022)
Cash dividends - common stock	(6,886)	(6,303)
Cash dividends - redeemable preferred stock	(25,516)	—
Settlement of equity-based compensation	(545)	(3,216)
Distributions to non-controlling interests	—	(15,039)
Net cash provided by financing activities	313,480	173,108

Net increase in cash and cash equivalents and restricted cash and cash equivalents	300,967	98,986
Cash and cash equivalents and restricted cash and cash equivalents, beginning of period	147,296	87,479
Cash and cash equivalents and restricted cash and cash equivalents, end of period	$448,263	$186,465

Key Performance Measures
The Chief Operating Decision Maker (“CODM”) utilizes Adjusted EBITDA as our key performance measure.
Adjusted EBITDA provides the CODM with the information necessary to assess operational performance, as well as make resource and allocation decisions. Adjusted EBITDA is defined as net income (loss) attributable to stockholders, adjusted (a) to exclude the impact of provision for (benefit from) income taxes, equity-based compensation expense, acquisition and transaction expenses, losses on the modification or extinguishment of debt and capital lease obligations, changes in fair value of non-hedge derivative instruments, asset impairment charges, incentive allocations, depreciation and amortization expense, interest expense, interest and other costs on pension and other pension expense benefits (“OPEB”) liabilities, dividends and accretion of redeemable preferred stock, and other non-recurring items, (b) to include the impact of our pro-rata share of Adjusted EBITDA from unconsolidated entities, and (c) to exclude the impact of equity in earnings (losses) of unconsolidated entities and the non-controlling share of Adjusted EBITDA.
The following table sets forth a reconciliation of net (loss) income attributable to stockholders to Adjusted EBITDA for the three and six months ended June 30, 2025 and 2024:

	Three Months Ended June 30,		Change	Six Months Ended June 30,		Change
(in thousands)	2025	2024		2025	2024
Net (loss) income attributable to stockholders	$(79,816)	$(54,350)	$(25,466)	$29,908	$(110,932)	$140,840
Add: Provision for (benefit from) income taxes	952	267	685	(40,562)	2,072	(42,634)
Add: Equity-based compensation expense	910	1,799	(889)	2,163	4,139	(1,976)
Add: Acquisition and transaction expenses	8,704	921	7,783	12,219	1,847	10,372
Add: Losses on the modification or extinguishment of debt and capital lease obligations	4,066	9,170	(5,104)	4,073	9,170	(5,097)
Add: Changes in fair value of non-hedge derivative instruments	—	—	—	—	—	—
Add: Asset impairment charges	4,401	—	4,401	4,401	—	4,401
Add: Incentive allocations	—	—	—	—	—	—
Add: Depreciation and amortization expense (1)	32,086	21,596	10,490	56,743	42,693	14,050
Add: Interest expense	59,204	29,690	29,514	102,316	57,283	45,033
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities (2)	(100)	3,208	(3,308)	4,400	9,465	(5,065)
Add: Dividends and accretion of redeemable preferred stock	20,957	17,610	3,347	42,798	34,585	8,213
Add: Interest and other costs on pension and OPEB liabilities	(264)	(138)	(126)	(529)	462	(991)
Add: Other non-recurring items (3)	298	—	298	1,333	—	1,333
Less: Equity in losses (earnings) of unconsolidated entities	1,995	12,788	(10,793)	(3,319)	24,690	(28,009)
Less: Non-controlling share of Adjusted EBITDA (4)	(7,477)	(8,305)	828	(14,809)	(13,987)	(822)
Adjusted EBITDA (Non-GAAP)	$45,916	$34,256	$11,660	$201,135	$61,487	$139,648
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(1)Includes the following items for the three months ended June 30, 2025 and 2024: (i) depreciation and amortization expense of $33,998 and $20,163, (ii) capitalized contract costs amortization of $1,232 and $1,433 and (iii) amortization of other comprehensive income of $(3,144) and $—, respectively. Includes the following items for the six months ended June 30, 2025 and 2024: (i) depreciation and amortization expense of $59,010 and $40,684, (ii) capitalized contract costs amortization of $2,465 and $2,009 and (iii) amortization of other comprehensive income of $(4,732) and $—, respectively.
(2)Includes the following items for the three months ended June 30, 2025 and 2024: (i) net loss of $(100) and $(12,838), (ii) interest expense of $— and $11,182, (iii) depreciation and amortization expense of $— and $8,050, (iv) acquisition and transaction expenses of $— and $31, (v) changes in fair value of non-hedge derivative instruments of $— and $(3,875), (vi) equity-based compensation of $— and $1, (vii) asset impairment charges of $— and $163, (viii) equity method basis adjustments of $— and $16 and (ix) other non-recurring items of $— and $478, respectively. Includes the following items for the six months ended June 30, 2025 and 2024: (i) net income (loss) of $6,478 and $(24,780), (ii) interest expense of $7,648 and $22,075, (iii) depreciation and amortization expense of $2,884 and $13,180, (iv) acquisition and transaction expenses of $201 and $50, (v) changes in fair value of non-hedge derivative instruments of $(12,822) and $(1,822), (vi) equity-based compensation expense of $— and $2, (vii) asset impairment of $— and $250, (viii) equity method basis adjustments of $10 and $32 and (ix) other non-recurring items of $1 and $478, respectively.
(3)Includes the following items for the three months ended June 30, 2025: Railroad severance expense of $298. Includes the following items for the six months ended June 30, 2025: (i) incidental utility rebillings of $650, (ii) loss on inventory heel of $385 and (iii) Railroad severance expense of $298.
(4)Includes the following items for the three months ended June 30, 2025 and 2024: (i) equity-based compensation of $86 and $268, (ii) provision for (benefit from) income taxes of $84 and $(142), (iii) interest expense of $3,706 and $2,639, (iv) depreciation and amortization expense of $3,071 and $3,387, (v) acquisition and transaction expenses of $165 and $3, (vi) interest and other costs on pension and OPEB liabilities of $(1) and $—, (vii) asset impairment charges of $8 and $—, (viii) losses on the modification or extinguishment of debt of $356 and $2,150 and (ix) other non-recurring items of $2 and $—, respectively. Includes the following items for the six months ended June 30, 2025 and 2024: (i) equity-based compensation expense of $224 and $699, (ii) provision for (benefit from) income taxes of $188 and $(276), (iii) interest expense of $7,646 and $4,828, (iv) depreciation and amortization expense of $6,140 and $6,581, (v) acquisition and transaction expenses of $166 and $3, (vi) interest and other costs on pension and OPEB liabilities of $(3) and $2, (vii) asset impairment of $27 and $—, (viii) losses on the modification or extinguishment of debt of $358 and $2,150 and (ix) other non-recurring items of $63 and $—, respectively.

The following tables sets forth a reconciliation of net income (loss) attributable to stockholders to Adjusted EBITDA for our four core segments for the three months ended June 30, 2025:

	Three Months Ended June 30, 2025
(in thousands)	Railroad	Jefferson Terminal	Repauno	Power and Gas	Four Core Segments
Net income (loss) attributable to stockholders	$7,320	$(11,966)	$(9,610)	$(15,087)	$(29,343)
Add: Provision for income taxes	768	336	25	—	1,129
Add: Equity-based compensation expense	358	327	150	—	835
Add: Acquisition and transaction expenses	2,783	69	1,980	1,397	6,229
Add: Losses on the modification or extinguishment of debt and capital lease obligations	—	742	3,324	—	4,066
Add: Changes in fair value of non-hedge derivative instruments	—	—	—	—	—
Add: Asset impairment charges	4,401	—	—	—	4,401
Add: Incentive allocations	—	—	—	—	—
Add: Depreciation and amortization expense (1)	4,979	12,522	2,494	11,874	31,869
Add: Interest expense	112	16,000	—	24,787	40,899
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities	—	—	—	—	—
Add: Dividends and accretion of redeemable preferred stock	—	—	—	—	—
Add: Interest and other costs on pension and OPEB liabilities	(264)	—	—	—	(264)
Add: Other non-recurring items (2)	298	—	—	—	298
Less: Equity in earnings of unconsolidated entities	—	—	—	—	—
Less: Non-controlling share of Adjusted EBITDA (3)	(84)	(6,948)	(445)	—	(7,477)
Adjusted EBITDA (Non-GAAP)	$20,671	$11,082	$(2,082)	$22,971	$52,642
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(1)Jefferson Terminal
Includes the following items for the three months ended June 30, 2025: (i) depreciation and amortization expense of $11,290 and (ii) capitalized contract costs amortization of $1,232.
Power and Gas
Includes the following items for the three months ended June 30, 2025: (i) depreciation and amortization expense of $15,018 and (ii) amortization of other comprehensive income of $(3,144).
(2)Railroad
Includes the following items for the three months ended June 30, 2025: Railroad severance expense of $298.
(3)Railroad
Includes the following items for the three months ended June 30, 2025: (i) equity-based compensation expense of $2, (ii) provision for income taxes of $5, (iii) interest expense of $1, (iv) depreciation and amortization expense of $31, (v) acquisition and transaction expenses of $17, (vi) interest and other costs on pension and OPEB liabilities of $(1), (vii) asset impairment charges of $27 and (viii) other non-recurring items of $2.
Jefferson Terminal
Includes the following items for the three months ended June 30, 2025: (i) equity-based compensation expense of $76, (ii) provision for income taxes of $78, (iii) interest expense of $3,707, (iv) depreciation and amortization expense of $2,900, (v) acquisition and transaction expenses of $16 and (vi) losses on the modification or extinguishment of debt of $171.
Repauno
Includes the following items for the three months ended June 30, 2025: (i) equity-based compensation expense of $8, (ii) provision for income taxes of $1, (iii) interest expense of $(2), (iv) depreciation and amortization expense of $140, (v) acquisition and transaction expenses of $132, (vi) loss on the modification or extinguishment of debt of $185 and (vii) asset impairment charges of $(19).